Offerings - Offering: 1	Jul. 31, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 264,912,830.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 40,558.15
Offering Note	The Transaction Valuation is calculated as the aggregate maximum purchase price for units of limited liability company interest. The Amount of Filing Fee is calculated at 0.015310% of the Transaction Valuation.